Cambria ETF Trust

All Funds

Supplement dated January 1, 2019

to each currently effective Statement of Additional Information (“SAI”), as may be amended or supplemented

The following information supplements and should be read in conjunction with each SAI.

The Board of Trustees of the Cambria ETF Trust (the “Trust”) has accepted the resignation of Eric Leake as an Independent Trustee of the Trust. After careful consideration, the Board of Trustees of the Trust have also deemed it appropriate to appoint Michael Venuto as an Independent Trustee of the Trust. These changes, which are discussed in more detail below, will become effective on January 1, 2019, or such later date as deemed appropriate by Trust officers (the “Effective Date”).

Accordingly, on the Effective Date, the following changes apply to each SAI:

●	The Trustees Table under the Trustees and Officers section of each SAI is replaced in its entirety by the following:

Name and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee*
Mebane Faber YOB: 1977	Chairperson of the Board, Trustee, and President of the Trust since 2018; Vice President of the Trust (2013 – 2018); no set term	Co–Founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006 – present).	13	None.
Independent Trustees
Michael Venuto YOB: 1977	Trustee since 2019; no set term	CIO, Toroso Investments, LLC (since 2012).	13	None.
Dennis G. Schmal YOB: 1947	Trustee since 2013; no set term	Self-employed consultant (since 2003).	13

Director, AssetMark (formerly Genworth) Mutual Funds (2007 – present); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003 – 2016); Director, Owens Realty Mortgage Inc. (real estate) (2013 – present); Director and Chairman, Pacific Metrics Corporation (2005 – 2014) (educational services); Director and Chairman, Sitoa Global (2011 – 2013) (e-commerce); Trustee, Wells Fargo GAI Hedge Funds (2007 – present); Director, Blue Calypso (2015 – present) (e-commerce).

*Mr. Faber is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in Cambria.

●	Eric Leake’s name and information under the Additional Information About the Trustees section of each SAI is replaced in its entirety with the following:

Michael Venuto: Mr. Venuto has extensive experience in the investment management/ETF industry, including most recently as a co-founder and chief investment officer of an investment adviser.

●	The table under the Compensation of Trustees section of each SAI is replaced in its entirety with the following:

Independent Trustees	Compensation[1]	Compensation Deferred[1]	Total Compensation from the Fund Complex Paid to Trustee[1]
Eric Leake[2]	$33,750	$0	$33,750
Dennis G. Schmal	$38,750	$0	$38,750
Interested Trustees
Eric W. Richardson[3]	$0	$0	$0
Mebane Faber[4]	$0	$0	$0

[1]

Trustee compensation is allocated across the series of the Fund Complex on the basis of assets under management. Under the Funds’ Management Agreements, however, Cambria ultimately pays the compensation and expenses of the Trustees.

[2]	Mr. Leake resigned as an Independent Trustee effective January 1, 2019.

[3]	Mr. Richardson was an “interested person,” as defined by the Investment Company Act, until his death on January 24, 2018, because of his employment with and ownership interest in Cambria.

[4]	Mr. Faber is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in Cambria.

* * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-019-0100